UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 2, 2005

A4S Security, Inc.
(Exact name of registrant as specified in charter)

Colorado State or other jurisdiction of incorporation)	001-32566 (Commission File Number)	20-1978398 (IRS Employer Identification No.)

489 N. Denver Avenue, Loveland, CO 80537
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (970) 461-0071

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

                On December 2, 2005, the Company issued a Corporate Profile dated as of November 28, 2005. A copy of this Corporate Profile is attached hereto as Exhibit 99.1.

                In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.   Regulation FD Disclosure.

                On December 2, 2005, the Company issued a Corporate Profile dated as of November 28, 2005. A copy of this Corporate Profile is attached hereto as Exhibit 99.1.

                In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibit

Exhibit Number 99.1	Description of Exhibit Corporate Profile, dated November 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2005	A4S Security, Inc. Signature: /s/ Michael Siemens Name: Michael Siemens Title: President